EXHIBIT 99.1

              MERDINGER, FRUCHTER, ROSEN & CORSO, P.C. Letterhead




Securities and Exchange Commission
450 5th Street NW
Washington, DC  20549

Gentlemen:

We have read and agree with the comments in Item 4 of Form 8-K of Sales Strategies, Inc. dated April 10, 2001.



                                   /s/ Merdinger Fruchter Rosen & Corso, PC
                                   ----------------------------------------
                                   MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                                   Certified Public Accountants

New York, New York
April 13, 2001